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  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)

214-838-5500
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, Goosehead Insurance, Inc. (the “Company”) announced that John O’Connor will be leaving the Company effective immediately. The terms relating to Mr. O’Connor’s separation from the Company will be disclosed when finalized.

Item 8.01 Other Events.

On March 30, 2026, the Company announced that it has approved the appointment of Martin Ellis Thornthwaite to serve as General Counsel of the Company, effective immediately.

Mr. Thornthwaite most recently served as Senior Vice President and Associate General Counsel at RealPage, Inc., where he was responsible for overseeing complex commercial and consumer litigation, regulatory and governmental investigations, and employment-related legal matters and supported corporate governance and financial reporting processes. Prior to joining RealPage, Mr. Thornthwaite was a member at Clark Hill PLC and a partner at Strasburger & Price LLP.  Mr. Thornthwaite holds a Juris Doctor from the SMU Dedman School of Law and a BBA in Finance and Business Honors from The University of Texas at Austin’s McCombs School of Business.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Goosehead Insurance dated March 30, 2026
104	Cover Page Interactive Data File (Formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

Date: March 30, 2026	By:	/s/ Mark Miller
	Name:	Mark Miller
	Title:	Chief Executive Officer